EX-10.1 2

LETTER OF INTENT BETWEEN THE REGISTRANT AND SMARTWEAR TECHNOLOGIES, DATED FEBRUARY 5, 2008.

Global General Technologies, Inc.
201 South Biscayne Boulevard
28th Floor Miami Center
Miami, Florida 33131
1-800-936-3204

                        February 11, 2008
Smart Wear Technologies
10120 South Eastern Avenue
Suite 200
Henderson, Nevada 89052

Attention:    Robert Reed, President

Dear Mr. Reed:

Reference is made to the Non-Binding Letter of Intent between our two companies dated January 23, 2008, a copy of which is attached (the “January LOI”).

Based on subsequent discussion between us, we have now agreed that the terms and conditions in the Non-Binding January LOI are hereby considered to be a Binding Letter of Intent, subject, of course, to standard mutually satisfactory due diligence and the execution of a Share Exchange Agreement between the shareholders of SmartWear and Global General.

If this accurately reflects your understanding of what we have agreed upon, please sign and date a copy of this letter, and return the manually signed copy to me.

We are looking forward to doing business with you.

Global General Technologies, Inc.

By: _______ /s/___________________	February 11, 2008
Gary T. Stroud, President

Smart Wear Technologies, Inc.

By: ______/s/____________________	February 11, 2008
Robert Reed, President